SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 28, 2006

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place Santa Ana, CA 92799-5125 (Address, including zip code of Registrant’s principal executive offices) Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

             On November 28, 2006, the Human Resources Committee (the “Committee”) of Ingram Micro Inc. (“Ingram Micro”) approved increases in the base salaries of the Ingram Micro executive officers named below, and established performance-based target bonus and long-term incentive opportunities for such officers, all as set forth below, in each case effective in or beginning with Ingram Micro’s 2007 fiscal year. These target bonus and long-term incentive opportunities reflect achievement at 100% of pre-established financial performance goals. In addition, no awards will be earned if threshold performance levels are not met; however, amounts actually earned could be increased if actual performance exceeds pre-established targeted financial goals.

			Approved	Approved
		Approved	Target Bonus	Target LTI
Name	Title	Base Salary*	Opportunity*	Opportunity

Gregory M.E. Spierkel	Chief Executive Officer	$800,000	$800,000	$3,121,300
Kevin M. Murai	President and COO	700,000	630,000	2,405,600
William D. Humes	EVP/Chief Financial Officer	455,000	318,500	983,800
Keith W.F. Bradley	EVP/President North America	485,000	339,500	983,800
Hans T. Koppen	EVP/President Europe	465,000	325,500	983,800
Alain Monié	EVP/President Asia Pacific	503,016	352,111	983,800
Alain Maquet	SVP/President Latin America	443,273	243,800	582,240

          On the same date, the Committee approved changing the grant date for Ingram Micro’s annual equity-based management awards from the first trading day of each January and July to the first trading day of January only (the “Regular Award Date”), which awards, if issued in the form of stock options, shall continue to be granted at an exercise price equal to the close of Ingram Micro’s common stock on the New York Stock Exchange on the Regular Award Date, vest over three years from the Regular Award Date and generally terminate ten years from the Regular Award Date. In addition, the Committee approved a special award of restricted stock units with a target value of $1,000,000 to Mr. Bradley, to be granted on the next Regular Award Date, subject to his continued employment, and which will vest 100% on the third anniversary of the Regular Award Date only if Mr. Bradley remains employed in good standing at Ingram Micro on such anniversary.

___________________

* The Committee approved the base salary and target bonus opportunity for Messrs. Monié and Maquet in Singapore dollars and Euros, respectively (802,200 SGD and 561,540 SGD, respectively, for Mr. Monié and 355,058 EUR and 195,282 EUR, respectively, for Mr. Maquet). Messrs. Monié and Maquet’s base salary and target bonus opportunity amounts in the table have been converted to US dollars, from Singapore dollars and Euros respectively, using a conversion rate of the average year-to-date exchange rate as of November 3, 2006 of 1 SGD = .627046 USD and 1 EUR = $1.248452 USD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd

Name:	Larry C. Boyd
Title:	Senior Vice President,
Secretary and General Counsel

Date: December 4, 2006

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